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Exhibit 99.2

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ronald, G. DeVos, Chief Financial Officer of Nathan's Famous, Inc., certify that:

           The Form 10-Q of Nathan's Famous, Inc. for the period ended December 29, 2002 fully complies with the requirements of
           Section 13(a) of the Securities Exchange Act of 1934; and

           The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Nathan's Famous, Inc.

This certification is being furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall it be deemed filed by Nathan's Famous, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                           /s/ Ronald G. DeVos
                                           -------------------------------------
                                           Name: Ronald G. DeVos
                                           Date: February 11, 2003

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